FOURTH AMENDMENT
                              TO THE
                    EMPLOYEES' RETIREMENT PLAN
                               OF
                   EASTERN UTILITIES ASSOCIATES
                   AND ITS AFFILIATED COMPANIES


        WHEREAS, Eastern Utilities Associates (the "Employer") previously established the Employees' Retirement Plan of Eastern Utilities Associates and Its Affiliated Companies (the "Plan"); and

        WHEREAS, the Employer amended and restated the Plan effective January 1, 1989; and

        WHEREAS, the Employer has reserved the right to amend the Plan from time to time under Section 12.1 of the Plan;

        NOW, THEREFORE, in accordance with and pursuant to the foregoing, the Plan is amended effective as indicated below as follows:

1. Effective for amounts paid after December 31, 1997, Section 1.15 is hereby amended by inserting after the first paragraph, the following:

       "Notwithstanding the foregoing, effective for amounts paid after December 31, 1997, Earnings shall include any special pay not paid as a commission and bonuses, excluding payments designed to retain an Employee in the employ of the Employer; provided , however, that in the case of an Employee covered by a collective bargaining agreement, Earnings shall not include special pay not paid as a commission and bonuses unless the bargaining agreement which such Employee is covered provides otherwise."

2.      Effective for deaths occurring after January 1, 1998, Section 7.2
        (b)(ii) is hereby amended by substituting "100%" for "50%" wherever it appears in said section.

        IN WITNESS WHEREOF, EASTERN UTILITIES ASSOCIATES has caused this instrument to be executed and delivered on its behalf by the undersigned on this 30th day of April, 1998.

ATTEST:                                 EASTERN UTILITIES ASSOCIATES


/s/Clifford J. Hebert, Jr.              By: /s/Donald G. Pardus
   Clifford J. Hebert, Jr.                     Donald G. Pardus
Secretary
                                        Its: Chairman

(Corporate Seal)